Certification Pursuant to Rule 30a-2(b) under the 1940 Act and

Section 906 of the Sarbanes-Oxley Act of 2002

Each of the undersigned hereby certifies that:

1.	The Form N-CSR of BNY Mellon ETF Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BNY Mellon ETF Trust.

Date: 06/22/2026	/s/ David J. DiPetrillo David J. DiPetrillo, President (Principal Executive Officer)

Date: 06/22/2026	/s/ James Windels James Windels, Treasurer (Principal Financial and Accounting Officer)